Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350

          In connection with the accompanying Quarterly Report on Form 10-Q of AFH Holding VII, Inc. (the “Company”) for the quarter ended September 30, 2008, I, Amir F. Heshmatpour, President of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

          1. Such Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of l934; and

          2. The information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2008	By:	/s/ Amir F. Heshmatpour
Amir F. Heshmatpour
President (Principal Executive Officer)

By:	/s/ Amir F. Heshmatpour
Amir F. Heshmatpour
(Principal Financial and Accounting Officer)